EXCHANGE PLACE ADVISORS TRUST
(formerly North Square Investments Trust)

Sphere 500 Climate Fund
(Trading Symbol: SPFFX)

c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

STATEMENT OF ADDITIONAL INFORMATION January 28, 2025

This Statement of Additional Information (“SAI”) provides general information about the Sphere 500 Climate Fund (the “Fund”), a series of Exchange Place Advisors Trust (formerly North Square Investments Trust) (the “Trust”). This SAI is not a prospectus and should be read in conjunction with the Fund’s current prospectus dated January 28, 2025 (the “Prospectus”), as may be amended from time to time. The Prospectus is hereby incorporated by reference, which means it is legally part of this document. Financial statements for the Fund for the fiscal year ended September 30, 2024, including the notes thereto, are included in the N-CSR filing, dated December 9, 2024, and are incorporated into this SAI by reference.

You may obtain a copy of the Prospectus, financial statements, and the Annual and Semi-Annual Reports to shareholders, at no charge, by contacting the Fund at the address or toll-free telephone number below, or by visiting the Fund’s website at www.oursphere.org/fund.

Sphere 500 Climate Fund

c/o Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246-0707
Telephone: 1-844-2SPHERE

TABLE OF CONTENTS

GENERAL INFORMATION	1
INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS	1
DISCLOSURE OF PORTFOLIO HOLDINGS	4
INVESTMENT LIMITATIONS	6
TRUSTEES AND OFFICERS	7
CODES OF ETHICS	13
PROXY VOTING	13
ANTI-MONEY LAUNDERING PROGRAM	13
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	13
INVESTMENT ADVISORY SERVICES	14
SERVICE PROVIDERS	15
Fund Administrator, Transfer Agent, and Fund Accountant	15
Independent Registered Public Accounting Firm	15
Counsel to the Trust	15
Custodian	15
Compliance Services	15
DISTRIBUTION OF SHARES	15
SHAREHOLDER SERVICING PLAN	16
PORTFOLIO MANAGER	17
BROKERAGE ALLOCATION AND OTHER PRACTICES	17
DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES	18
PURCHASE, REDEMPTION AND PRICING OF SHARES	19
DISTRIBUTIONS	20
TAXATION OF THE FUND	21
FINANCIAL STATEMENTS	24
APPENDIX A	A-1

GENERAL INFORMATION

The Fund is a mutual fund that is a diversified, separate series of the Trust. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware statutory trust on August 2, 2018. The Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) permits the Board of Trustees of the Trust (the “Board”) to establish series of shares, each of which constitutes a series separate and distinct from the shares of the other series.

On April 12, 2024, the Fund acquired all of the assets and liabilities of the Sphere 500 Climate Fund, a series of Manager Directed Portfolios (the “Predecessor Fund”), in a tax-free reorganization (the “Reorganization”). In connection with the Reorganization, shares of the Predecessor Fund were exchanged for shares of the Fund. The Predecessor Fund had an investment objective and strategies that were, in all material respects, the same as those of the Fund, and was managed in a manner that, in all material respects, complied with the investment guidelines and restrictions of the Fund. The Predecessor Fund commenced operations on October 4, 2021. The Fund is a continuation of the Predecessor Fund, and therefore, the performance information includes the performance of the Predecessor Fund. The Fund’s performance for periods prior to April 12, 2024, is that of the Predecessor Fund. Prior to the Reorganization, the Fund was a “shell” fund with no assets and had not yet commenced operations.

On November 14, 2022, the Predecessor Fund changed its name from the Sphere 500 Fossil Free Fund to the Sphere 500 Climate Fund.

INVESTMENT POLICIES, STRATEGIES AND ASSOCIATED RISKS

The following information supplements the information concerning the Fund’s investment objective, policies and limitations found in the Prospectus.

Investment Objective. The Fund seeks to track the performance, before fees and expenses, of the Sphere 500 Fossil Free Index™ (the “Index”). The Fund’s investment objective may be changed without the approval of the Fund’s shareholders upon 60 days’ prior written notice to shareholders.

Diversification Status. The Fund is diversified. Under applicable federal laws, to qualify as a diversified fund, the Fund, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not hold more than 10% of the voting securities of any one such issuer. The remaining 25% of the Fund’s total assets does not need to be “diversified” and may be invested in securities of a single issuer, subject to other applicable laws. The diversification of the Fund’s holdings is measured at the time the Fund purchases a security. However, if the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. The Fund’s classification as a diversified fund is a fundamental policy, and cannot be changed without the prior approval of the Fund’s shareholders, as described under “Investment Limitations,” below.

Market and Regulatory Risk; General Market Risks. U.S. and international markets have experienced significant volatility in recent years.

Events in the financial markets and economy may cause volatility and uncertainty and affect performance. Such adverse effects on performance could include a decline in the value and liquidity of securities held by the Fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value (“NAV”), and an increase in Fund expenses. It may also be unusually difficult to identify both investment risks and opportunities, in which case investment objectives may not be met. Market events may affect a single issuer, industry, sector, or the market as a whole. Traditionally liquid investments may experience periods of diminished liquidity. During a general downturn in the financial markets, multiple asset classes may decline in value and the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. It is impossible to predict whether or for how long such market events will continue, particularly if they are unprecedented, unforeseen or widespread events or conditions. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply and for extended periods, and you could lose money.

Governmental and regulatory actions, including tax law changes, may also impair portfolio management and have unexpected or adverse consequences on particular markets, strategies, or investments. Policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected.

Climate Investing Considerations Risk. Considerations related to climate risk, such as environmental criteria (e.g., fossil fuel screens), applied to the Index’s construction may limit the number of investment opportunities available to the Fund, and as a result, at times, the Fund may underperform funds that are not subject to similar investment restrictions. For example, the Index may exclude certain securities due to climate-focused considerations when other investment considerations would suggest that investing in such securities would be advantageous. The Fund may also underperform funds that invest in the energy and utilities sectors, particularly in times of rising oil, gas and energy prices.

Passive Investment Risk. The Fund is not actively managed and Reflection Asset Management, LLC (the “Adviser”) will not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. The Fund invests in securities included in the Index, regardless of their investment merits. The Fund does not take defensive positions under any market conditions, including conditions that are adverse to the performance of the Fund.

Index Calculation Risk. There is no assurance that BITA GmbH (the “Index Administrator”) will compile the Index accurately or that the Index will be reconstituted, rebalanced, calculated or disseminated accurately. The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Administrator, or the Adviser can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.

Small Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. Liquidation of the Fund can be initiated without shareholder approval by the Board of Trustees if it determines that liquidation is in the best interest of shareholders. As a result, the timing of any potential liquidation of the Fund may not be favorable.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Third Party Data Risk. The composition of the Index, and consequently the Fund’s portfolio, is heavily dependent on information and data published by independent third parties (“Third Party Data”). When Third Party Data proves to be incorrect or incomplete, any decisions made in reliance thereon may lead to the inclusion or exclusion of securities from the Index that would have been excluded or included had the Third Party Data been correct and complete. If the composition of the Index reflects such errors, the Fund’s portfolio can also be expected to reflect the errors.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the securities of the Index at all times or may hold securities not included in the Index.

Operational Risk. Operational risks include human error, changes in personnel, system changes, faults in communication, and failures in systems, technology, or processes. Various operational events or circumstances are outside the Adviser’s control, including instances at third parties. The Fund and the Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Investment Strategies and Associated Risks

Equity Securities. Equity securities represent ownership interests, or the rights to acquire ownership interests, in an issuer and include common stocks, preferred stocks, convertible securities, rights and warrants, with different types of equity securities providing different voting and dividend rights and priority if the issuer becomes bankrupt. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

●	Common Stocks. Common stock represents a proportionate share of the ownership of a company and its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. In addition to the general risks set forth above, investments in common stocks are subject to the risk that in the event a company in which the Fund invests is liquidated, the holders of preferred stock and creditors of that company will be paid in full before any payments are made to the Fund as a holder of common stock. It is possible that all assets of that company will be exhausted before any payments are made to the Fund.

●	Large-Capitalization Companies. The Fund invests in the equity securities of large-capitalization companies. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in consumer tastes or innovative smaller competitors. Also, large-capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Sector Risk. To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

●	Communications Sector Risk. Communications companies may be significantly affected by product and service obsolescence due to technological advancement or development, competitive pressures (including innovation by competitors and pricing competition), substantial capital requirements, research and development costs, fluctuating demand due to shifting demographics and changing consumer tastes, and changes in regulation. Certain companies in the communications sector may be particular targets of hacking and/or other cybersecurity breaches, which could adversely affect their businesses.

●	Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy and, in turn, negatively affect companies in the consumer discretionary sector. A recent example is the negative impact on the consumer discretionary sector of the aggressive measures taken worldwide by governments in response to COVID-19, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

●	Financials Sector Risk. The performance of companies in the financials sector, as traditionally defined, may be adversely impacted by many factors, including, among others, changes in government regulations, economic conditions, and interest rates, credit rating downgrades, adverse public perception, exposure concentration and decreased liquidity in credit markets. The impact of changes in regulation of any individual financial company, or of the financials sector as a whole, cannot be predicted.

●	Healthcare Sector Risk. The Fund may invest a substantial portion of its assets directly or indirectly in securities issued by healthcare companies and, as a result, the performance of the Fund will be impacted by economic, political and regulatory risks or other occurrences associated with the healthcare industry. Healthcare companies may be significantly affected by product obsolescence, thin capitalization, limited product lines and markets, civil liability claims and legislative or regulatory activities, among other factors.

●	Information Technology Sector Risk. The Fund may invest in companies in the information technology sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector.

Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.

Industry Concentration Risk. In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or group of industries. To the extent that the Index concentrates in the securities of issuers in a particular industry or group of industries, the Fund also may concentrate its investments to approximately the same extent. By concentrating its investments in an industry or group of industries, the Fund may face more risks than if it were diversified broadly over numerous industries or groups of industries. If the Index is not concentrated in a particular industry or group of industries, the Fund will not concentrate in a particular industry or group of industries.

Borrowing. The Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. Such borrowings may be on a secured or unsecured basis at fixed- or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This allows the Fund to borrow for such purposes an amount equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund is required to reduce the Fund’s debt and restore the 300% asset coverage within three business days, and may be required to dispose of some of its portfolio holdings, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. This coverage allows the Fund to borrow for such purposes an amount (when taken together with any borrowings for temporary or emergency purposes) equal to as much as 50% of the value of its net assets (not including such borrowings). If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time.

Portfolio Turnover. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude all securities having a maturity when purchased of one year or less. High portfolio turnover may result in increased brokerage costs to the Fund and also adverse tax consequences to the Fund’s shareholders.

The table below lists the portfolio turnover rate for the Fund and the Predecessor Fund for the fiscal year ended September 30:

Portfolio Turnover
2024*	33%
2023	16%

*	The portfolio turnover rate for the Fund increased during 2024 because the Fund had an increase in asset flows and as a result deployed more capital increasing the buy side of the turnover calculation.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has policies and procedures in place that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. These policies and procedures are designed to ensure that disclosure of information regarding the Fund’s portfolio holdings is in the best interest of Fund shareholders, considering actual and potential material conflicts of interest that could arise between the interests of the Fund’s shareholders and the interests of the Adviser, Distributor (as defined below), or any other affiliated person of the Fund.

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the financial statements to Fund shareholders, and in the quarterly holdings report on regulatory filings (including Form N-PORT), as applicable. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov.

Information about the Fund’s portfolio holdings will not be distributed to any third party except as described below:

●	The disclosure is required to respond to a regulatory request, court order or other legal proceedings;

●	The disclosure is to a mutual fund rating or evaluation services organization (such as FactSet or Morningstar), or statistical agency or person performing similar functions, or due diligence department of a broker-dealer or wirehouse, who has, if necessary, signed a confidentiality agreement with the Fund, or is bound by applicable duties of confidentiality imposed by law;

●	The disclosure is made to the Fund’s service providers who generally need access to such information in the performance of their contractual duties and responsibilities, and who are subject to duties of confidentiality imposed by law and/or contract, such as investment advisers involved in the investment process, the Board, independent registered public accountants, counsel to the Fund or the Trustees, proxy voting service providers, financial printers involved in the reporting process, other service providers assisting with regulatory requirements (e.g., liquidity classifications and regulatory filing data), fund administration, fund accounting, transfer agency, or custody of the Fund, including, but not limited to Ultimus Fund Solutions, LLC;

●	The disclosure is made by the Adviser to broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities; the Adviser may periodically distribute a holdings list (consisting of names only) to broker-dealers so that such brokers can provide the Adviser with natural order flow;

●	The disclosure is made to institutional consultants evaluating the Fund on behalf of potential investors;

●	The disclosure is (a) in connection with a quarterly, semi-annual or annual report that is available to the public or (b) relates to information that is otherwise available to the public (e.g., portfolio information that is available on the Fund’s website at least one day prior to the disclosure); or

●	The disclosure is made pursuant to prior written approval of the Trust’s Chief Compliance Officer, or other person so authorized, is for a legitimate business purpose and is in the best interests of the Fund’s shareholders.

The Fund’s policies and procedures prohibit any direct or indirect compensation or consideration of any kind being paid to, or received by, any party in connection with the disclosure of information about the Fund’s portfolio holdings.

The Trust’s Chief Compliance Officer may designate the Adviser’s chief compliance officer as the party responsible for ensuring that all confidentiality agreements involving the non-public disclosure of portfolio holdings adhere to the Fund’s policies and require that the Adviser’s chief compliance officer disclose and report all confidentiality agreements to the Chief Compliance Officer.

The Trust’s Chief Compliance Officer must document any decisions regarding non-public disclosure of portfolio holdings and the rationale therefore, other than the ongoing arrangements described above. In connection with the oversight responsibilities by the Board, any documentation regarding decisions involving the non-public disclosure of portfolio holdings of the Fund to third parties must be provided to the Board.

Generally between the 5th and 10th business day of the month following each month (or quarter) end, the Fund may provide, at the Adviser’s discretion, its portfolio holdings to various rating and ranking organizations, including, but not limited to, FactSet, Morningstar, Inc., Standard & Poor’s Financial Services, LLC, Bloomberg L.P., Thomson Reuters Corporation, Vickers Stock Research Corporation and Capital-Bridge, Inc. In addition, generally between the 5th and 10th business day of the month following the month (or quarter) end, the Fund will post to its website a list of the Fund’s top ten holdings or full portfolio holdings at the discretion of the Adviser.

INVESTMENT LIMITATIONS

The Fund has adopted the investment limitations set forth below. Limitations which are designated as fundamental policies may not be changed without the affirmative vote of the lesser of: (i) 67% or more of the shares of the Fund present at a shareholders’ meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy; or (ii) more than 50% of the outstanding shares of the Fund. Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund or its assets or redemptions of shares will not be considered a violation of the limitation. The asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowings is an ongoing requirement.

As a matter of fundamental policy, the Fund will not:

1.	purchase the securities of any one issuer, if as a result, more than 5% of the Fund’s total assets would be invested in the securities of such issuer, or the Fund would own or hold 10% or more of the outstanding voting securities of that issuer, provided that: (1) the Fund may invest up to 25% of its total assets without regard to these limitations; (2) these limitations do not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; and (3) repurchase agreements fully collateralized by U.S. government obligations will be treated as U.S. government obligations;

2.	invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than securities issued by the U.S. government or its agencies, or securities of other investment companies), except that the Fund will concentrate to approximately the same extent that the Index concentrates in the securities of such particular industry or group of related industries;

3.	borrow money, provided that the Fund may borrow money for temporary purposes in amounts not exceeding one-third of its total assets (including the amount borrowed);

4.	make loans to other persons, except by: (1) purchasing debt securities in accordance with its investment objective, policies and limitations; (2) entering into repurchase agreements; or (3) engaging in securities loan transactions;

5.	underwrite any issue of securities, except to the extent that the Fund may be considered to be acting as underwriter in connection with the disposition of any portfolio security;

6.	purchase or sell real estate, provided that the Fund may invest in obligations secured by real estate or interests therein or obligations issued by companies that invest in real estate or interests therein, including real estate investment trusts;

7.	purchase or sell physical commodities, provided that the Fund may invest in, purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other derivative financial instruments; or

8.	issue senior securities, except to the extent permitted by the 1940 Act.

With regard to the statement that the restriction set forth in item (2) above does not apply to securities issued by other investment companies, the SEC staff has maintained that a fund should consider the underlying investments of investment companies in which the fund is invested when determining concentration of the fund. The Fund will look through to the underlying holdings of investment companies in which the Fund is invested in determining the concentration of the Fund and its compliance with the restriction provided in item (2).

With respect to the restriction set forth in item (8), above, derivatives transactions, short sales and other obligations that create future payment obligations involve the issuance of “senior securities” for purposes of Section 18 of the 1940 Act. While the Fund may engage in derivatives transactions in accordance with Rule 18f-4 under the 1940 Act, as of the date of this SAI, the Fund does not intend to engage in derivatives transactions or similar obligations. In addition, borrowings are considered senior securities under the 1940 Act, except for bank and temporary borrowings.

TRUSTEES AND OFFICERS

The overall management of the business and affairs of the Trust is vested with its Board. The Board consists of three individuals, all of whom are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Adviser, administrator, distributor, custodian and transfer agent. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The current Trustees and officers of the Trust and their years of birth are listed below with their addresses, present positions with the Trust, term of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held.

Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Independent Trustees
David B. Boon (1960)	Chairperson of the Board and Trustee	08/2018 to present (Chairperson since 03/2004)	Chief Financial Officer and Managing Director, Eagle Capital Management, LLC (since 2018); Chief Financial Officer and Partner, Cedar Capital, LLC (2013-2018).	1	None
Donald J. Herrema (1952)	Trustee	08/2018 to present (Chairperson from 08/2018-03/2024)	Vice Chair and Chief Investment Officer, Independent Life Insurance Company (since 2018); Financial Services Executive, Advisor and Founder of BlackSterling Partners, LLC (private investments and advisory firm) (since 2004).	1	Chairman and Director Emeritus, TD Funds USA (2009-2019); Director, Abel Noser Holdings, LLC (since 2016); Member, USC Marshall Business School Board (since 2010); Director, FEG Investment Advisors (since 2017); Director, Independent Life Insurance Company (since 2018); and Director, Independent Insurance Group (since 2023).

Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Catherine A. Zaharis (1960)	Trustee	08/2018 to present	Professor of Practice (since 2019), Director, Professional/ Employer Development, Finance Department (2015-2019), Adjunct Lecturer (2010-2019), and Business Director, MBA Finance Career Academy (2008-2015), University of Iowa, Tippie College of Business; Chair (2013-2016), Director (1999-2016), and Investment Committee Member (1999-2013) and Chair (2003-2013), University of Iowa Foundation.	1	None
Officers of the Trust
Ian Martin(d) (1968)	President	05/2023 to present	Executive Vice President, Chief Administrative Officer of Ultimus Fund Solutions, LLC (2019-present); Executive Vice President (1992-2019), U.S. Bank Global Fund Services.	N/A	N/A

Name, Address[a], Year of Birth and Position(s) with the Trust	Position with the Trust	Term of Office and Length of Time Served[b]	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee[c]	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Zachary P. Richmond (1980)	Treasurer	05/2023 to present	Vice President, Director of Financial Administration of Ultimus Fund Solutions, LLC (2015-present).	N/A	N/A
Karen Jacoppo-Wood (1966)	Secretary	05/2023 to present	Senior Vice President and Associate General Counsel of Ultimus Fund Solutions, LLC (2022-present); Managing Director and Managing Counsel of State Street Bank and Trust Company (2019-2022) (Vice President and Managing Counsel from 2014-2019).	N/A	N/A
Martin R. Dean (1963)	Chief Compliance Officer	05/2023 to present	President of Northern Lights Compliance Services, LLC (January 2023-present); Senior Vice President, Head of Fund Compliance (2020-January 2023) of Ultimus Fund Solutions, LLC (Vice President and Director of Fund Compliance from 2016-2020).	N/A	N/A

a.	The business address of each Trustee and officer is Exchange Place Advisors Trust, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

b.	Trustees and officers serve until their successors are duly elected and qualified.

c.	As of the date of this SAI, the Trust was comprised of 15 active portfolios managed by three unaffiliated investment advisers. The term “Fund Complex” applies only to those funds that are (i) advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds of the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust.

d.	Mr. Martin served as an Interested Trustee from May 2023 to December 31, 2024. He was considered to be an “interested person” of the Trust as that term is defined in the 1940 Act by virtue of his positions with the administrator, transfer agent and fund accountant.

Additional Information Concerning the Board of Trustees

Board Leadership Structure

The Board has general oversight responsibility with respect to the operation of the Trust. The Board has engaged the Adviser to manage the Fund and is responsible for overseeing the Adviser and other service providers to the Fund in accordance with the provisions of the 1940 Act and other applicable laws. Subject to the provisions of the Trust’s Declaration of Trust, its Amended and Restated By-Laws (“By-Laws”) and Delaware law, the Board has all powers necessary and convenient to carry out these responsibilities, including, among other things, the election and removal of the Trust’s officers.

The Board is currently composed of three members, all of whom are Independent Trustees. The Board meets periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities. The Board also regularly meets outside the presence of management and is advised by independent legal counsel.

The Board has appointed Mr. Boon to serve in the role of Chairperson. The Chairperson’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Except for duties specified herein or pursuant to the Trust’s charter documents, the designation of Chairperson does not impose on such Independent Trustee any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board generally. The Board has established two standing Committees (described in more detail below) to assist the Board in the oversight and direction of the business and affairs of the Trust, and from time to time may establish additional committees or informal working groups to review and address the policies and practices of the Trust with respect to certain specified matters. The Board reviews its structure regularly as part of its annual self-assessment. The Board has determined that its current leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility to the Committees and the full Board in a manner that enhances effective oversight. The leadership structure of the Board may be changed at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Trust.

Board Oversight of Risk Management

The Board oversees risk as part of its general oversight of the Fund. The Board has emphasized to the Adviser and other service providers the importance of maintaining vigorous risk management programs and procedures. The Fund is subject to a number of risks, including investment, liquidity, compliance, financial, operational, and valuation risks, among others. Under the overall supervision of the Board, the Adviser and other service providers perform risk management as part of the day-to-day operations of the Fund. Each of the Adviser and other service providers have their own independent interest in risk management, and their policies and methods of carrying out risk management functions will depend, in part, on their individual priorities, resources and controls. The Board has appointed a Chief Compliance Officer for the Trust who oversees the implementation and testing of the Fund’s compliance program and regularly reports to the Board regarding compliance matters for the Fund and its principal service providers. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. Various personnel, including the Trust’s Chief Compliance Officer and senior personnel of the Adviser and other service providers (such as the Fund’s independent registered public accounting firm) make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.

Board Committees

The Board has two standing committees: the Audit Committee and the Nominating and Governance Committee (the “Governance Committee”).

The Audit Committee is responsible for advising the full Board with respect to the oversight of accounting, auditing and financial matters affecting the Trust. In performing its oversight function, the Audit Committee has, among other things, specific power and responsibility: (1) to oversee the Fund’s accounting and financial reporting policies and practices, their internal controls and, as deemed appropriate by the Audit Committee, the internal controls of the Fund’s service providers; (2) to oversee the quality, objectivity, and integrity of the Fund’s financial statements and the independent audit thereof; (3) to approve, prior to appointment by the Board, the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, monitor the independent auditor’s qualifications, independence, and performance; and (4) to act as a liaison between the Trust’s independent registered public accounting firm and the Board. The Audit Committee meets as often as necessary or appropriate to discharge its functions and will meet at least semi-annually. The Audit Committee is comprised of all of the Independent Trustees. Mr. Herrema is the Chairperson of the Audit Committee. For the fiscal year ended September 30, 2024, the Audit Committee met four times.

The Governance Committee is responsible for assisting the Board with matters related to the periodic review and evaluation of the governance, composition and operations of the Board and its Committees, including the selection and nomination of candidates to serve as Trustees of the Trust and of chairpersons of the Committees. The Governance Committee is comprised of all of the Independent Trustees. Ms. Zaharis is the Chairperson of the Governance Committee. Shareholders who wish to recommend a nominee should send nominations to the Secretary of the Trust, including biographical information and qualifications of the proposed nominee. The Governance Committee may request additional information deemed reasonably necessary for the Committee to evaluate such nominee. The Governance Committee meets as often as necessary or appropriate to discharge its functions and will meet at least annually. For the fiscal year ended September 30, 2024, the Governance Committee met four times.

Qualifications of the Trustees

The governing documents for the Trust do not set forth any specific qualifications to serve as a Trustee. The charter of the Governance Committee also does not set forth any specific qualifications. The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills (“Qualifications”) of each Trustee, including those listed in the chart earlier in this section. Among the Qualifications common to all Trustees are their ability to review critically, evaluate, question and discuss information and proposals provided to them regarding the Trust, to interact effectively with each of the other Trustees, the Adviser, independent registered public accounting firm and the other service providers, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee’s ability to perform his or her duties effectively has been attained through: (1) the individual’s business and professional experience and accomplishments; (2) the individual’s experience working with the other Trustees and management; (3) the individual’s prior experience serving in senior executive positions and/or on the boards of other companies and organizations; and (4) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor was decisive in determining that an individual should serve as a Trustee. The following is a summary of Qualifications that support the conclusion that each individual qualifies to serve as a Trustee of the Trust. Additional details regarding the background of each Trustee is included in the chart earlier in this section.

David B. Boon. Mr. Boon has been a Trustee since August 2018 and Chairperson of the Board since March 2024. Mr. Boon has experience in the financial, operations and management areas of the financial industry, including as the chief financial officer at various investment management firms. He has also served as the managing director of a retail and institutional investment management firm and full service defined contribution provider. Mr. Boon has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

Donald J. Herrema. Mr. Herrema has been a Trustee since August 2018 and was Chairperson of the Board from August 2018 to March 2024. Mr. Herrema has over 25 years of executive-level experience in the asset management and private wealth segments of the financial services industry, including as chief executive officer of a large private wealth management company. Mr. Herrema has served as a director and chairman of the board of directors of another mutual fund complex. He has also served on the boards of directors of a variety of public and private companies and non-profit organizations. Mr. Herrema has been determined by the Board to be an audit committee financial expert as such term is defined in the applicable rules of the SEC.

Catherine A. Zaharis. Ms. Zaharis has been a Trustee since August 2018. Ms. Zaharis has experience in the financial services industry having served in senior positions at various asset management firms, including an SEC-registered investment adviser. Ms. Zaharis has served on the board of directors of another mutual fund complex. She has also served as a director, chairperson and committee member (as well as committee chair) of the board of directors at an educational organization’s endowment foundation, and she has served on the boards of directors of certain philanthropic and civic leadership organizations.

Trustee Ownership of Fund Shares and Other Interests

The following table shows the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustees in the family of investment companies owned by the Trustees as of December 31, 2024, using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, and over $100,000.

Name of Fund(1)	David B. Boon Independent Trustee	Donald J. Herrema Independent Trustee	Catherine A. Zaharis Independent Trustee	Ian Martin Interested Trustee(3)
Sphere 500 Climate Fund	None	None	None	None
Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies(2)	None	None	Over $100,000	None

(1)	Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

(2)	Refers to all series in the Trust.

(3)	Effective December 31, 2024, Mr. Martin resigned as a Trustee of the Trust.

As of the calendar year ended December 31, 2024, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser or the Distributor (as defined below), or any of their affiliates. During the two most recently completed calendar years, none of the Independent Trustees or their immediate family members had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser or the Distributor, or any of their affiliates. In addition, during the two most recently completed calendar years, none of the Independent Trustees or their immediate family members had any material interest, direct or indirect, in any transaction (or series of transactions), in which the amount involved exceeds $120,000 and to which the Adviser or the Distributor, or any affiliate thereof, was a party. During the two most recently completed calendar years, none of the Independent Trustees or their immediate family members had any direct or indirect relationship, in which the amount involved exceeds $120,000, with the Adviser or the Distributor, or any of their affiliates.

Compensation. Set forth below is the compensation received by the Independent Trustees from the Trust for the fiscal year ended September 30, 2024. Effective January 1, 2025, each Independent Trustee receives from the Trust an annual retainer of $50,000, plus an annual fee per Fund of $2,000, plus reimbursement of related expenses. The Chairperson of the Board receives an additional annual retainer of $18,750, and each of the Chairpersons of the Audit Committee and the Governance Committee receives an additional annual retainer of $7,500 and $3,000, respectively. Prior to January 1, 2025, each Independent Trustee received from the Trust an annual retainer of $50,000, plus an annual fee per Fund of $1,666.67, plus reimbursement of related expenses. Prior to January 1, 2025, the Chairperson of the Board received an additional annual retainer of $6,250, and each of the Chairpersons of the Audit Committee and the Governance Committee received an additional annual retainer of $2,500 and $1,250, respectively. Effective November 3, 2023, each Independent Trustee receives $2,000 for each special in-person or telephonic meeting attended. The Independent Trustees may waive part of the annual retainer fees from time to time. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. The Trust does not pay any compensation to the Interested Trustee or the Trust’s officers.

The Fund’s allocable portion of Independent Trustee fees are paid by the Adviser out of the unified management fee paid to the Adviser by the Fund, and Independent Trustee compensation is not a direct expense of the Fund.

Name of Person/Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and the Trust Paid to Trustees[1,2]
David B. Boon	$4,009.67	$0	$0	$81,208.33
Donald J. Herrema	$3,864.59	$0	$0	$81,208.33
Catherine A. Zaharis	$3,816.23	$0	$0	$78,083.33

1	The Trust is comprised of multiple series with differing fiscal year ends. The Funds in the Fund Complex, as defined below, may also have differing fiscal year ends. The compensation paid to the Board of Trustees is determined on a calendar quarter basis.

2	As of the date of this SAI, the Trust was comprised of 15 active portfolios managed by three unaffiliated investment advisers. The term “Fund Complex” refers only to the Fund, and not to any other series of the Trust. For the fiscal year ended September 30, 2024, the aggregate Independent Trustees’ fees paid by the entire Trust were $240,499.99.

CODES OF ETHICS

The Trust, the Adviser and the Distributor have each adopted separate Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, access persons of the Adviser and Distributor to invest in securities that may be purchased or held by the Fund.

PROXY VOTING

The Board has adopted Proxy Voting Policies and Procedures (the “Trust Policies”) on behalf of the Trust, which delegates the responsibility for voting the Fund’s proxies to the Adviser, subject to the Board’s continuing oversight and in accordance with the Proxy Voting Policies and Procedures (the “Voting Policies”) and Proxy Voting Guidelines (“Voting Guidelines”) adopted by Adviser. The Trust Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund. The Trust Policies also require the Adviser to present to the Board, at least annually, the Voting Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. Pursuant to the Voting Polices and Voting Guidelines, the Adviser will vote all proxies as it judges in the best interests of the Fund and its shareholders and consistent with environmental, social and governance principles. The Adviser utilizes “As You Vote,” As You Sow’s proxy voting platform, to facilitate voting on behalf of the Fund. As You Sow is a non-profit shareholder advocacy organization that uses the power of the proxy to create positive, lasting changes in corporate behavior. The Trust Policies, Adviser’s Voting Policies and As You Sow’s Voting Guidelines are attached to this SAI as Appendix A. The Voting Guidelines are utilized by the Fund to vote proxies in a climate-friendly way. The Trust’s CCO will review the Trust Policies and the Voting Policies annually. Each proxy will be considered individually, taking into account the relevant circumstances at the time of each vote.

In the event that the Adviser determines that there is a material conflict of interest with respect to the proxy vote, it will be addressed in one of the following ways: (i) the proxy will be voted according to the Voting Policies if the application of the policy to the matter presented involves little discretion on the Adviser’s part; (ii) the proxy will be voted following consultation with a proxy voting service, legal counsel or other third party, as appropriate; (iii) the proxy will be referred to the client or to a fiduciary of the client for voting purposes; or (iv) the conflict will be disclosed to the client or, with respect to an investment company client, the Independent Trustees and the Adviser will obtain the client’s or Trustees’ direction to vote the proxies.

The Fund’s proxy voting record for the 12-month period ended June 30 of each year, is available on Form N-PX by August 31 of the same year (i) without charge, upon request, by calling (800) 497-2960, (ii) on or through the Fund’s website at www.oursphere.org/fund, and (iii) on the SEC’s website at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Program provides for the development and implementation of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Distributor and the Fund’s transfer agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Assets Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act

CONTROL PERSONS, PRINCIPAL SHAREHOLDERS, AND MANAGEMENT OWNERSHIP

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of the Fund. For control persons only, if a control person is a company, the table also indicates the control person’s parent, if any, and the jurisdiction under the laws of which the control person is organized. As of December 31, 2024, the following shareholders were considered to be either a principal shareholder or control person of the Fund:

Name and Address	Parent Company	Jurisdiction	% Ownership	Type of Ownership
Vanguard Brokerage Services BIN 11111111 100 Vanguard Boulevard Malvern, PA 19355-2331	The Vanguard Group, Inc.	PA	70.44%	Record
Pershing LLC PO Box 2052 Jersey City, NJ 07303-2052	Pershing Group LLC	DE	7.92%	Record
Matrix Trust Company as Agent for Paces AI Inc. D/B/A Paces Vestwell Trust Company 1410 Broadway, 23rd Floor New York, NY 10018	N/A	N/A	5.65%	Record

INVESTMENT ADVISORY SERVICES

Reflection Asset Management, LLC located at 1000 Palm Boulevard, Isle of Palms, South Carolina 29451, serves as the investment adviser to the Fund. Jason Britton, Founder and Chief Executive Officer is the controlling owner of the Adviser. As of September 30, 2024, the Adviser had approximately $150 million in assets under management. Mr. Britton has served as portfolio manager since the Predecessor Fund’s inception on October 4, 2021.

Pursuant to an investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser (the “Advisory Agreement”), the Adviser manages the Fund. The Advisory Agreement had an initial term of two years and continues in effect from year to year if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated on 60 days’ written notice without penalty: (i) by vote of the Board; (ii) by the vote of a majority of the outstanding voting securities of the Fund; or (iii) by the Adviser. The Advisory Agreement will also terminate automatically in the event of its assignment as defined in the 1940 Act.

Under the terms of the Advisory Agreement, with respect to the Fund, the Adviser agrees to: (a) direct the investments of the Fund, subject to and in accordance with the Fund’s investment objective, policies and limitations set forth in the Prospectus and this SAI; (b) purchase and sell for the Fund securities and other investments consistent with the Fund’s objective and policies; (c) furnish office space and office facilities, equipment and personnel necessary for servicing the investments of the Fund; (d) pay the salaries of all personnel of the Adviser performing services relating to research, statistical and investment activities on behalf of the Fund; (e) make available and provide such information as the Trust and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations; and (f) make its officers and employees available to the Board and officers of the Trust for consultation and discussion regarding the management of the Fund and its investment activities. Additionally, the Adviser agrees to maintain all books and records with respect to the Fund’s securities transactions required by the 1940 Act and rules thereunder (other than those records being maintained by the Trust’s administrator, custodian or transfer agent) and preserve such records for the periods prescribed therefor. The Trust and/or the Adviser may at any time or times, upon approval by the Board and the shareholders of the Fund, enter into one or more sub-advisory agreements with a sub-adviser pursuant to which the Adviser delegates any or all of its duties as listed.

The Advisory Agreement provides that the Adviser shall not be liable for any act or omission in the course of, or connected with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund, except to the extent of a loss resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard on its part in the performance of its obligations and duties under the agreement.

Pursuant to the Advisory Agreement, the Adviser is entitled to receive an annual investment advisory fee, paid monthly, equal to 0.07% of the average daily net assets of the Fund. Management fees paid by the Fund and/or Predecessor Fund to the Adviser for the fiscal period October 4, 2021 (commencement of operations) through September 30, 2022, and the fiscal years ended September 30, 2023, and September 30, 2024, were $613, $2,854, and $5,965, respectively. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the unified management fee payable to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, distribution (12b-1) fees and expenses and shareholder service fees and expenses pursuant to the Shareholder Servicing Plan.

SERVICE PROVIDERS

Fund Administrator, Transfer Agent, and Fund Accountant

The Fund retains Ultimus Fund Solutions, LLC (“Ultimus”), 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (the “Administrator” or the “Transfer Agent”), to serve as transfer agent, dividend paying agent and shareholder service agent, and to provide the Fund with administrative services, including regulatory reporting and necessary office equipment, personnel and facilities. The Fund also retains Ultimus to provide the Fund with fund accounting services, including calculating the Fund’s daily net asset value, necessary office equipment, personnel and facilities. Officers of the Trust are also officers and/or employees of Ultimus (the Administrator, the Transfer Agent and accounting services agent for the Trust).

Under the Fund’s unified management fee, the Adviser pays for the operating expenses of the Fund, including fees paid for administrative, fund accounting and transfer agency services.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm to the Fund providing services which include: (1) auditing the annual financial statements for the Fund; and (2) the review of the annual federal income tax returns filed on behalf of the Fund.

Counsel to the Trust

Blank Rome LLP, 1271 Avenue of the Americas, New York, New York, 10020, serves as legal counsel to the Trust.

Custodian

U.S. Bank National Association (the “Custodian”), located at 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin, 53212, serves as the custodian of the Fund’s assets pursuant to a custody agreement between the Custodian and the Trust, on behalf of the Fund. The Custodian charges fees on a transactional basis plus out-of-pocket expenses. The Custodian maintains custody of securities and other assets of the Fund, delivers and receives payments for securities sold, receives and pays for securities purchased, and collects income from investments. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Fund. The Custodian and its affiliates may participate in revenue sharing arrangements with service providers of mutual funds in which the Fund may invest.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides compliance services to the Fund pursuant to a consulting agreement between NLCS and the Trust, on behalf of the Fund. Under this consulting agreement, NLCS also provides an individual to serve as Chief Compliance Officer to the Trust, subject to the approval and oversight of the Board. The Board has approved Mr. Dean as Chief Compliance Officer of the Trust.

DISTRIBUTION OF SHARES

Ultimus Fund Distributors, LLC (the “Distributor”) is the distributor (also known as principal underwriter) of the shares of the Fund and is located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246. The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under a Distribution Agreement with the Trust, the Distributor acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

The Distribution Agreement provides that, unless sooner terminated with respect to the Fund, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days written notice to the Fund. The Distribution Agreement will automatically terminate in the event of its assignment.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the intermediary. The Distributor does not receive compensation from the Fund for its distribution services. The Adviser pays the Distributor a fee for certain distribution-related services.

Shareholder Servicing Plan

The Fund has adopted a Shareholder Servicing Plan to pay for shareholder support services from the Fund’s assets in an amount not to exceed 0.10% of average daily net assets of the Fund. Under the plan, the Fund may pay shareholder servicing fees to shareholder servicing agents who have written shareholder servicing agreements with the Fund and perform shareholder servicing functions and maintenance of shareholder accounts on behalf of the Fund’s shareholders. Such services include: (1) establishing and maintaining accounts and records relating to shareholders who invest in the Fund; (2) aggregating and processing purchase and redemption requests and transmitting such orders to the transfer agent; (3) providing shareholders with a service that invests the assets of their accounts in shares of the Fund pursuant to specific or pre-authorized instructions; (4) processing dividend and distribution payments from the Fund on behalf of shareholders; (5) providing information periodically to shareholders as to their ownership of shares or about other aspects of the operations of the Fund; (6) responding to shareholder inquiries concerning their investment; (7) providing sub-accounting with respect to shares of the Fund beneficially owned by shareholders or the information necessary for sub-accounting; (8) forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices); and (9) providing similar services as may reasonably be requested. No payments pursuant to the Shareholder Servicing Plan are expected to be made during the twelve (12) month period from the date of this SAI. Shareholder servicing fees to be paid by the Fund under the Shareholder Servicing Plan may only be imposed after approval by the Board.

For the fiscal year ended September 30, 2024, the Fund’s and/or Predecessor Fund’s shareholder servicing plan was inactive and therefore the Fund and/or Predecessor Fund did not pay any shareholder servicing plan fees.

PORTFOLIO MANAGER

Other Accounts Managed. In addition to the Fund, the portfolio manager may also be responsible for the day-to-day management of certain other accounts, as indicated by the following table. The information below is provided as of September 30, 2024. None of the accounts below was subject to a performance fee as of such date.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Jason T. Britton	1	$39	0	$0	56	$100

Material Conflicts of Interest. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund and other accounts, which, in theory, may allow him to allocate investment opportunities in a way that favors other accounts over the Fund. This conflict of interest may be exacerbated to the extent that the portfolio manager receives, or expects to receive, greater compensation from his management of the other accounts than from the Fund. Notwithstanding this theoretical conflict of interest, it is the Adviser’s policy to manage each account based on its investment objectives and related restrictions, and the Adviser has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time and in a manner consistent with each account’s investment objectives and related restrictions. For example, while the portfolio manager may buy for other accounts securities that differ in identity or quantity from securities bought for the Fund, such securities might not be suitable for the Fund given its investment objective and related restrictions.

Compensation. The following is a description of portfolio manager compensation as of the date of this SAI. As the sole owner of the Adviser, the Fund’s portfolio manager is compensated based on the profitability of the Adviser with respect to all of the Adviser’s investment advisory business. Portfolio manager compensation is not tied to Fund performance.

Ownership of Securities.

The following chart sets forth the dollar range of Fund shares beneficially owned by the portfolio manager in the Fund that he manages as of September 30, 2024, using the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; and Over $1,000,000.

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund
Jason Britton	$1-$10,000

BROKERAGE ALLOCATION AND OTHER PRACTICES

Equity securities are generally bought and sold in brokerage transactions placed on U.S. stock exchanges or in over-the-counter markets in exchange for negotiated commissions. Accordingly, the cost of transactions may vary among different brokers.

The Adviser places all portfolio transactions on behalf of the Fund, selects broker-dealers for such transactions, allocates brokerage fees in such transactions and, where applicable, negotiates commissions and spreads on transactions. The Adviser has a fiduciary duty to the Fund to obtain best execution, on an overall basis, for any securities transactions. In selecting brokers and dealers, the Adviser seeks to obtain the overall best execution, taking into account a number of factors, including for example: price, clearance, settlement, reputation, financial strength and stability, efficiency of execution and error resolution, block trading and block positioning capabilities, special execution capabilities, willingness to execute related or unrelated difficult transactions in the future, order of call, online access to computerized data regarding clients’ accounts, the availability of stocks to borrow for short trades, the competitiveness of commission rates in comparison to other brokers satisfying the Adviser’s other selection criteria and other matters involved in the receipt of brokerage services.

The Fund may at times invest in securities of its regular broker-dealers or the parent of its regular broker-dealers. For the fiscal year ended September 30, 2024, the Fund and/or Predecessor Fund did not hold any securities of its regular broker-dealers.

Brokerage Commissions. For the fiscal years ended September 30, 2023, and September 30, 2024, the Fund and/or Predecessor Fund paid $1,307 and $33,112, respectively, in aggregate brokerage commissions, none of which were paid to affiliated brokers.

Allocation of Portfolio Transactions. Some of the Adviser’s other clients have investment objectives and programs similar to that of the Fund. Occasionally, recommendations made to other clients may result in their purchasing or selling securities simultaneously with the Fund. Consequently, the demand for securities being purchased or the supply of securities being sold may increase, and this could have an adverse effect on the price of those securities. It is the policy of the Adviser not to favor one client over another in making recommendations or in placing orders. In the event of a simultaneous transaction, purchases or sales are averaged as to price, transaction costs are allocated between the Fund and other clients participating in the transaction on a pro rata basis and purchases and sales are normally allocated between the Fund and the other clients as to amount according to a formula determined prior to the execution of such transactions.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

Exchange Place Advisors Trust (formerly North Square Investments Trust) is an open-end management investment company organized as a Delaware statutory trust under the laws of the State of Delaware on August 2, 2018. The Trust has a number of outstanding series of shares of beneficial interest, each of which represents interests in a separate portfolio of securities. The Trust’s Declaration of Trust permits the Trustees to create additional series of shares, to issue an unlimited number of full and fractional shares of beneficial interest of each series, including the Fund, and to divide or combine the shares of any series into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interest in the series. The Trust may offer more than one class of shares of any series.

The Trust has reserved the right to create and issue additional series or classes. Subject to the distinctions permitted among classes of the Trust or any series as established by the Board consistent with the requirements of the 1940 Act, each share of the Trust or any series shall represent an equal beneficial interest in the net assets of the Trust or such series, and each shareholder of the Trust or any series shall be entitled to receive such shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such series. Upon redemption of the shares of any series, the applicable shareholder shall be paid solely out of the funds and property of such series of the Trust. Except as otherwise provided by the Board, shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.

The Board may require shareholders to redeem shares for any reason under terms set by the Board. When issued, shares are fully paid and non-assessable. The Board may, however, cause shareholders, or shareholders of a particular series or class, to pay certain transfer agency, servicing or similar agent charges by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote (and a proportionate fractional vote for each fraction of a share). The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Board of the Trust it is necessary or desirable to submit matters for a shareholder vote or as otherwise required by the 1940 Act or other applicable federal law. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or its Declaration of Trust or By-Laws. On any matters submitted to a vote of the shareholders, all shares of the Trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series or class; (ii) when the matter involves any action that the Board has determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Board has determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. Accordingly, shareholders of each series generally vote separately, for example, to approve investment advisory contracts or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (i) each class shall have a different designation; (ii) each class of shares shall bear any class expenses; and (iii) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Upon liquidation or dissolution of the Fund, shareholders of the Fund would generally be entitled to share pro rata in the net assets of the Fund’s available for distribution to shareholders.

The shareholders of the Fund have the power to vote only: (i) for the election or removal of Trustees as and to the extent provided in the Trust’s Declaration of Trust; (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the SEC (or any successor agency) or any state; and (iii) as the Board may otherwise consider necessary or desirable in its sole discretion.

The Trust is an entity of the type commonly known as a “Delaware statutory trust.” Under Delaware law and the Trust’s Declaration of Trust, shareholders are entitled to the same limitation of personal liability extended to shareholders of corporations organized under Delaware law. Therefore, shareholders generally will not be subject to personal liability for Fund obligations. The risk that a shareholder will incur personal liability for Fund obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Trust’s Declaration of Trust.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Detailed information on the purchase and redemption of shares is included in the Fund’s Prospectus. Shares of the Fund are sold at the next offering price calculated after receipt of an order for purchase. In order to purchase shares of the Fund, you must invest the initial minimum investment for the relevant class of shares. However, the Adviser reserves the right, in its sole discretion, to waive the minimum initial investment amount for certain investors, or to waive or reduce the minimum initial investment for 401(k) plans or other tax-deferred retirement plans. You may purchase shares on any day that the NYSE is open for business by placing orders with the Fund.

The Fund reserves the right to refuse any purchase requests, particularly those that would not be in the best interests of the Fund or its shareholders and could adversely affect the Fund or its operations. This includes those from any individual or group who, in the Fund’s view, is likely to engage in or has a history of excessive trading (usually defined as more than four round-trip transactions out of a Fund within a calendar year). Furthermore, the Fund may suspend the right to redeem its shares or postpone the date of payment upon redemption for more than seven calendar days (i) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists affecting the sale of the Fund’s securities or making such sale or the fair determination of the value of the Fund’s net assets not reasonably practicable; or (iii) for such other periods as the SEC may permit for the protection of the Fund’s shareholders. In addition, if shares are purchased using a check or electronic funds transfer through the ACH network and a redemption is requested before the purchase amount has cleared, the Fund may postpone payment of the redemption proceeds up to 15 calendar days while the Fund waits for the purchase amount to clear.

Redemptions In Kind

The Fund has reserved the right to pay the redemption price of its shares in excess of the amounts specified by the rule, either totally or partially, by an in-kind distribution of portfolio securities (instead of cash). The securities so distributed would be valued at the same amounts as those assigned to them in calculating the NAV for the Fund shares being redeemed. If a shareholder receives an in-kind distribution, the shareholder could incur brokerage or other charges in converting the securities to cash.

The Fund does not intend to hold any significant percentage of its portfolio in investments that are classified as illiquid, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of investments that are classified as illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held investments that are classified as illiquid, such distribution may contain a pro rata portion of such illiquid investments or the Fund may determine, based on a materiality assessment, not to include illiquid investments in the in-kind redemption. The Fund does not anticipate that it would selectively distribute a greater than pro rata portion of any illiquid investments to satisfy a redemption request. If such investments are included in the distribution, shareholders may not be able to liquidate such investments and may be required to hold such investments indefinitely. Shareholders’ ability to liquidate such investments distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such investments distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these investments by the recipient.

Pricing of Shares

The NAV of the Fund’s shares will fluctuate and are determined as of 4:00 p.m. Eastern Time, the normal close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open for trading. The NAV may be calculated earlier if trading on the NYSE is restricted or if permitted by the SEC. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

The NAV of the Fund is computed by dividing (a) the difference between the value of the Fund’s securities, cash and other assets and the amount of the Fund’s expenses and liabilities attributable to the class by (b) the number of shares outstanding in the class (assets – liabilities / # of shares = NAV). The NAV takes into account all of the expenses and fees of the class of the Fund, including management fees and administration fees, which are accrued daily.

Net Assets of the Fund’s Class	=	NAV of the Fund’s Class
Shares Outstanding of the Fund’s Class

Generally, the Fund’s investments are valued at market value. Fair value pricing involves subjective judgments, and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, with respect to the Fund. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Valuation Designee, in accordance with procedures approved by the Board. This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Valuation Designee’s fair value determinations.

The Fund’s securities which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and ask prices.

Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”), National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has not been any sale on such day, at the mean between the bid and ask prices. OTC securities which are not traded in the NASDAQ National Market System are valued at the most recent trade price.

Stocks that are “thinly traded” or events occurring when a foreign market is closed but the NYSE is open (for example, the value of a security held by the Fund has been materially affected by events occurring after the close of the exchange or market on which the security is principally traded) may create a situation where a market quote would not be readily available. When a market quote is not readily available, the security’s value is based on “fair value” as determined in good faith by the Valuation Designee, in accordance with procedures adopted by the Board. The Fund may hold portfolio securities, such as those traded on foreign securities exchanges that trade on weekends or other days when the Fund’s shares are not priced. Therefore, the value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem shares.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

DISTRIBUTIONS

Distributions, if any, from the Fund’s investment company taxable income and net capital gain (the excess of net long-term capital gain over the net short-term capital loss) realized by the Fund, after deducting any available capital loss carryovers, are declared and paid to its shareholders at least annually, as described in the Prospectus.

TAXATION OF THE FUND

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the Fund and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund is treated as a separate entity from other series of the Trust for federal income tax purposes. The Fund has elected to be and intends to continue to qualify each year for treatment as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) by complying with all applicable requirements of the Code, including, among other things, requirements as to the sources of the Fund’s income, diversification of the Fund’s assets and timing of Fund distributions. To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships;” and (c) distribute an amount equal to the sum of at least 90% of its investment company taxable income (computed without regard to the dividends-paid deduction) and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

As a regulated investment company, the Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders provided that it satisfies a minimum distribution requirement. In order to also avoid liability for a 4% non-deductible federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period generally ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. The Fund will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders. The Fund’s policy is to distribute to its shareholders all investment company taxable income (determined without regard to the deduction for dividends paid) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes.

If, for any taxable year, the Fund were to fail to qualify as a regulated investment company or were to fail to meet certain minimum distribution requirements under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, including any distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), would be taxable to shareholders as ordinary dividend income for federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Fund were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so the Fund might incur significant Fund-level taxes and might be forced to dispose of certain assets. If the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a regulated investment company in a subsequent year.

Shareholders generally will be subject to federal income taxes on distributions made by the Fund whether paid in cash or additional shares. Distributions of net investment income (including interest, dividend income and net short-term capital gain in excess of any net long-term capital loss, less certain expenses), other than qualified dividend income, will be taxable to shareholders as ordinary income. Distributions of qualified dividend income generally will be taxed to non-corporate shareholders at the federal income tax rates applicable to net capital gain, provided the Fund reports the amount distributed as qualified dividend income.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund. Qualified dividend income generally means dividend income received from the Fund’s investments in common and preferred stock of U.S. companies, provided that certain holding period and other requirements are met by both the Fund and its shareholders. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income.

Dividends paid by the Fund may qualify in part for the dividends-received deduction available to corporate shareholders, provided the Fund reports the amount distributed as a qualifying dividend and certain holding period and other requirements under the Code are satisfied. The reported amount, however, cannot exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. Eligibility for qualified dividend income treatment and the dividends-received deduction may be reduced or eliminated if, among other things, (i) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (ii) certain holding period requirements are not satisfied at both the Fund and shareholder levels. In addition, qualified dividend income treatment is not available if a shareholder elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest.

Distributions of net capital gain, if any, that the Fund reports as capital gain dividends will be taxable to non-corporate shareholders as long-term capital gain without regard to how long a shareholder has held shares of the Fund. The Fund may retain certain amounts of capital gains and designate them as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amounts so designated, (ii) will be entitled to credit their proportionate shares of the income tax paid by the Fund on those undistributed amounts against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their federal income tax basis in their shares by an amount equal to the excess of the amounts of undistributed net capital gain included in their respective income over their respective income tax credits.

Distributions in excess of earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of the shareholder’s basis in his or her Fund shares. A distribution treated as a return of capital will reduce the shareholder’s basis in his or her shares, which will result in an increase in the amount of gain (or a decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on a later sale of such shares. After the shareholder’s basis is reduced to zero, any distributions in excess of earnings and profits will be treated as a capital gain, assuming the shareholder holds his or her shares as capital assets.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, interest, dividends and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in such a month and paid the following January are taxable for federal income tax purposes as if received on December 31 of the calendar year in which declared. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the federal alternative minimum tax. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

A redemption of Fund shares may result in recognition of a taxable gain or loss. Assuming the redeemed shares are held as capital assets, the gain or loss will generally be treated as a long-term capital gain or loss if the shares are held for more than one year, and as a short-term capital gain or loss if the shares are held for one year or less. Any loss realized upon a redemption or exchange of shares held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period. Any loss realized upon a redemption may be disallowed under certain wash sale rules to the extent shares of the Fund or other substantially identical stock or securities are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption.

If a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder other than an S corporation (or certain greater amounts over a combination of years), the shareholder must file with the Internal Revenue Service (the “IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

The Fund is required to withhold (as “backup withholding”) a portion of reportable payments, including dividends, capital gain distributions and the proceeds of redemptions and exchanges or repurchases of Fund shares, paid to shareholders who have not complied with certain IRS regulations. The backup withholding rate is currently 24%. In order to avoid this withholding requirement, shareholders must certify on IRS Forms W-9 or on certain other documents, that the Social Security Numbers or other Taxpayer Identification Numbers they provide are their correct numbers and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to backup withhold if it receives notice from the IRS or a broker that a Taxpayer Identification Number provided is incorrect or that backup withholding is applicable as a result of previous underreporting of interest or dividend income.

Ordinary dividends and certain other payments made by the Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or a lower rate as may be determined in accordance with any applicable treaty). In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate).

The 30% withholding tax described in the preceding paragraph generally will not apply to distributions of net capital gain, to redemption proceeds, or to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In order to qualify for an exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or other applicable form). Backup withholding will not be applied to payments that are subject to this 30% withholding tax.

Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s distributions to such non-U.S. entities. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the United States and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Capital Loss Carryforwards. For the year ended September 30, 2024, the Fund utilized short-term capital loss carryforwards of $30,708.

This discussion and the related discussion in the Prospectus have been prepared by management of the Fund, and counsel to the Trust has expressed no opinion in respect thereof.

Shareholders and prospective shareholders of the Fund should consult their own tax advisers concerning the effect of owning shares of the Fund in light of their particular tax situations.

Equalization Accounting

The Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, the Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemption proceeds. This method would allow the Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders but would not reduce the total return on a shareholder’s investment. If the IRS determines that the Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a fund that is a personal holding company for federal income tax purposes.

FINANCIAL STATEMENTS

Incorporated by reference herein are the financial statements of the Fund dated as of the fiscal year ended September 30, 2024, which include the “Report of Independent Registered Public Accounting Firm,” “Schedule of Investments,” “Statement of Assets and Liabilities,” “Statement of Operations,” “Statements of Changes in Net Assets,” “Financial Highlights,” and “Notes to Financial Statements.” A copy of the Fund’s financial statements can be obtained at no charge on the Fund’s website, www.oursphere.org/fund, or by calling 1-844-2SPHERE or writing the Fund at the address located on the cover page.

APPENDIX A

EXCHANGE PLACE ADVISORS TRUST
(FORMERLY NORTH SQUARE INVESTMENTS TRUST)

PROXY VOTING POLICIES AND PROCEDURES

Exchange Place Advisors Trust (the “Trust”) is registered as an open-end investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust offers multiple series (each a “Fund” and, collectively, the “Funds”). Consistent with its fiduciary duties and pursuant to Rule 30b1-4 under the 1940 Act (the “Proxy Rule”), the Board of Trustees of the Trust (the “Board”) has adopted this proxy voting policy on behalf of the Trust (the “Policy”) to reflect its commitment to ensure that proxies are voted in a manner consistent with the best interests of the Funds’ shareholders.

Delegation of Proxy Voting Authority to Fund Advisers

The Board believes that the investment adviser of each Fund (each an “Adviser” and, collectively, the “Advisers”), as the entity that selects the individual securities that comprise its Fund’s portfolio, is the most knowledgeable and best-suited to make decisions on how to vote proxies of portfolio companies held by that Fund. The Trust shall therefore defer to, and rely on, the Adviser of each Fund to make decisions on how to cast proxy votes on behalf of such Fund.

The Trust hereby designates the Adviser of each Fund as the entity responsible for exercising proxy voting authority with regard to securities held in the Fund’s investment portfolio. Consistent with its duties under this Policy, each Adviser shall monitor and review corporate transactions of corporations in which the Fund has invested, obtain all information sufficient to allow an informed vote on all proxy solicitations, ensure that all proxy votes are cast in a timely fashion, and maintain all records required to be maintained by the Fund under the Proxy Rule and the 1940 Act. Each Adviser shall perform these duties in accordance with the Adviser’s proxy voting policy, a copy of which shall be presented to this Board for its review. Each Adviser shall promptly provide to the Board updates to its proxy voting policy as they are adopted and implemented.

Availability of Proxy Voting Policy and Records Available to Fund Shareholders

If a Fund or an Adviser has a website, a copy of the Adviser’s proxy voting policy and this Policy may be posted on such website. A copy of such policies and of each Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Trust’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Each Adviser shall provide a complete voting record, as required by the Proxy Rule, for each series of the Trust for which it acts as adviser, to the Trust’s co-administrator within 30 days after June 30 of each year. The Trust’s administrator will file a report based on such record on Form N-PX on an annual basis with the Securities and Exchange Commission no later than August 31st of each year.

REFLECTION ASSET MANAGEMENT, LLC

PROXY VOTING POLICIES AND PROCEDURES

Rule 204-2 under the Advisers Act requires that investment advisers adopt and implement policies and procedures for voting proxies in the best interest of clients, to describe the procedures to clients, and to tell clients how they may obtain information about how the Adviser has actually voted their proxies. The Adviser has adopted these Proxy Voting Policies and Procedures to ensure that it satisfies its fiduciary obligations and requirements under applicable law.

Under Rule 206(4)-6 of the Act an investment adviser is prohibited from exercising voting authority with respect to client securities unless: the adviser has adopted and implemented written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, which procedures must include how the adviser addresses material conflicts of interest that may arise between the interest of the adviser and its clients; the adviser describes its proxy voting procedures to its clients and provides copies on request, and the adviser discloses to clients how they may obtain information on how the adviser voted their proxies.

The Adviser generally does not take any action or render any advice with respect to voting proxies solicited by, or with respect to, the issuers of any client securities, except to the extent otherwise required by law. It is the Adviser’s policy not to vote proxies for standard SMA’s. However, this policy does not apply to certain institutional or other accounts as specifically agreed in writing. The Adviser has responsibility to vote proxies for securities held in an investment company for which the Adviser is the named investment adviser.

RESPONSIBILITY

The CEO is responsible for ensuring that proxies are voted in a manner consistent with the best interests of clients and may designate a Proxy Voting Coordinator to fulfill these responsibilities. With respect to SPFFX, the CEO is responsible for ensuring that proxies are voted using the client-specific guidelines below.

GENERAL POLICY

Except in cases when client-specific guidelines are followed, generally, the Adviser will support company management teams which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term, consistent with the Adviser’s belief that long-term shareholder value need not be sacrificed in favor of short-term gains. Accordingly, it is the general policy of the Adviser to vote in accordance with management recommendations on proposals, with the following exceptions:

i.	When proposals diminish rights of shareholders or diminish management or board accountability to shareholders to an extent that the Adviser determines is inconsistent with the long-term interests of shareholders; and

ii.	There may be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client. On occasion, votes may be withheld for certain Directors to show the Adviser’s disfavor with a company’s Chief Executive Officer or other directors.

CONFLICTS OF INTEREST

For purposes of this policy, a “material conflict of interest” is defined as a non-routine relationship between the issuer of a security and the Adviser or an affiliate of which the Adviser has actual knowledge that may affect the Adviser’s judgment in voting securities in the best interest of client accounts. Material conflicts of interest may arise when the Adviser or an affiliate serves as investment adviser or fiduciary for the issuer or when an affiliate has a significant relationship with the issuer. Immaterial conflicts of interest may arise when the Adviser or an affiliate has a relationship with an issuer (e.g., a routine relationship such as a checking account) that does not affect the Adviser’s judgment. When the Adviser votes proxies based on the General Policy described above, it demonstrates that the vote was not the product of a material conflict of interest because the policy requires minimal discretion on the part of the Adviser. However, in the event that the Adviser determines that there is a material conflict of interest with respect to the proxy vote, it will be addressed in one of the following ways:

a.	The proxy will be voted according to the General Policy described above if the application of the policy to the matter presented involves little discretion on the Adviser’s part;

b.	The proxy will be voted following consultation with a proxy voting service, legal counsel or other third party,

as appropriate;

c.	The proxy will be referred to the client or to a fiduciary of the client for voting purposes; or

d.	The conflict will be disclosed to the client or, with respect to an investment company client, the Independent Trustees and obtain the client’s or Trustees’ direction to vote the proxies.

DEVIATIONS FROM GENERAL POLICY

The Adviser will, at all times, make a best effort to vote all proxies in the best interest of its clients. However, there may be some instances in which the Adviser will choose not to vote or may not be able to vote a proxy. Issues that may affect the Adviser’s ability to vote include extraordinary requirements such as share blocking or the requirement to vote the security in person. All votes in which the Adviser has chosen to override the General Policy will be reviewed on a quarterly basis by the CCO or designee. The CEO, or Proxy Voting Coordinator if designated, is responsible for maintaining the documentation regarding any vote overrides and third-party recommendations.

PROCEDURES

The Adviser may engage an independent proxy voting service which would be responsible for receipt of proxy ballots, vote execution, vote record maintenance, and vote reporting. The votes will be cast according to the General Policy noted above; with respect to SPFFX, the votes will be cast according to the As You Sow guidelines as described below. When new accounts are added, the Adviser will work with the voting service and the custodian to get the accounts set up in the voting services’ system to allow for automated voting.

Upon request, the Adviser will provide copies of its Proxy Voting Policies and Procedures to clients, as well as information regarding how the client’s proxies were voted.

Annually, the Adviser will review any proxy voting service and document said review. The CCO or designee will periodically review the Proxy Voting Policies and Procedures.

BOOKS AND RECORDS

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, the Adviser will retain the following items in its books and records:

1.	proxy voting policies and procedures;

2.	proxy statements received regarding client securities;

3.	records of votes cast on behalf of clients;

4.	records of client requests for proxy voting information; and

5.	any documents prepared by the Adviser that were material to making a decision how to vote, or that memorialized the basis for the decision.

The Adviser may rely on proxy statements filed on the EDGAR system instead of keeping its own copies. The Adviser may also rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a proxy voting service, if the Adviser has obtained an understanding from the proxy voting service to provide a copy of the documents promptly upon request.

With regards to SPFFX, As You Sow provides specific proxy voting services as described below:

As You Sow is a nonprofit organization dedicated to increasing environmental and social corporate responsibility. Founded in 1992, As You Sow envisions a safe, just, and sustainable world for all in which environmental health and human rights are central to corporate decision making. Its Energy, Environmental Health, Waste, and Social programs create positive, industry-wide change through corporate dialogue, shareholder advocacy, coalition building, and innovative legal strategies. www.asyousow.org

We actively engage in ongoing shareholder public debates over proxy-related issues such as corporate governance best practices, appropriate executive compensation, shareholder rights, and the materiality of social and environmental risk. We work closely with the broad community of shareholder advocates through our membership in investor networks including the Interfaith Center on Corporate Responsibility, Ceres Investor Network, U.S. Forum for Sustainable and Responsible Investment, Confluence Philanthropy, and the Shareholder Rights Network, as well as through collaboration with the Intentional Endowments Network, Principles for Responsible Investment, and the Council of Institutional Investors. As You Sow and Proxy Impact staff and management annually review the guidelines to assess if modifications are needed. The As You Vote advisory committee conducts a final review of the guidelines, debate the issues, and add insight to the process.

The current As You Sow guidelines are found here and described below: https://static1.squarespace.com/static/59a706d4f5e2319b70240ef9/t/6254846397c6b3735c007923/1649706084158/AsYouVote_2022ProxyVotingGuidelines_20220411_fin.pdf

As You Sow, in partnership with Proxy Impact has introduced a proxy voting service for institutional shareholders called AS YOU VOTE enabled through a rules-based engine on the Broadridge Proxy Edge Platform. The guidelines in this document describe the core of the rules-based proxy voting service that is executed through an As You Vote subscription.

At this time AS YOU VOTE is only available for institutional shareholders. We hope to expand to serve retail investors next year. To subscribe, please fill out the form at www.asyouvote.org and a Broadridge staff person will be in touch to assist you. Once you are a Broadridge customer, institutional investors can then subscribe to AS YOU VOTE to vote all of your shares at every company automatically. The system also allows total customization and reporting.

These guidelines are also intended to inform all investors on how to vote in an ESG-aligned way. They can be adapted and customized for use by foundations, endowments, asset managers, and retail investors. Please use them as a baseline for discussion with your investment committees, trustees, and financial advisors.

Remember, the board of every company reports to its shareholders. It is your right and responsibility to express your values through this mechanism – voting your proxies shapes your world.

Andrew Behar	Michael Passoff CEO
CEO	Proxy Impact
As You Sow

METHODOLOGY

In 2012, As You Sow and Proxy Impact conducted an in-depth review of proxy voting policies. We found few guidelines utilizing ESG principles, and almost none that were applied outside the scope of shareholder proposals. From the beginning, ESG principles have been the starting point for our vote guidelines, and for over a decade we have applied them to all key issues including board composition, board accountability, executive compensation, auditor independence, as well as environmental and social shareholder proposals.

We actively engage in ongoing shareholder public debates over proxy-related issues such as corporate governance best practices, appropriate executive compensation, shareholder rights, and the materiality of social and environmental risk. We work closely with the broad community of shareholder advocates through our membership in investor networks including the Interfaith Center on Corporate Responsibility, Ceres Investor Network, U.S. Forum for Sustainable and Responsible Investment, Confluence Philanthropy, and the Shareholder Rights Network, as well as through collaboration with the Intentional Endowments Network, Principles for Responsible Investment, and the Council of Institutional Investors.

As You Sow and Proxy Impact staff and management annually review the guidelines to assess if modifications are needed. The As You Vote advisory committee conducts a final review of the guidelines, debate the issues, and add insight to the process.

The Advisory Committee currently has five members:
Andrew Behar, CEO, As You Sow

Danielle Fugere, President & Chief Counsel, As You Sow

Nell Minow, Vice Chair, ValueEdge Advisors; co-founder and former President,
Institutional Shareholder Services (ISS)

Renee Morgan, Social Justice Director, Adasina Social
Capital Michael Passoff, CEO, Proxy Impact

INTRODUCTION

As You Sow, founded in 1992, is a non-profit shareholder advocacy organization that uses the power of the proxy to create positive, lasting changes in corporate behavior.

In 2021, we launched As You Vote, a proxy voting service designed for investors who want to align their proxy votes with environmental, social, and governance (ESG) principles. Our Proxy Voting Guidelines, developed in consultation with Proxy Impact, help shareholders vote their own proxies, provide guidance to their money managers, or can be set up to automatically vote following our guidelines.

The Proxy Voting Guidelines are divided into two categories: management resolutions and shareholder resolutions.

Management resolutions are proposed by companies and include votes on board of director elections, auditor ratification, executive compensation, and as-needed resolutions on related governance issues such as stock options, and capital structures.

Shareholder resolutions are made by shareholders to companies, and include both governance issues such as board diversity and proxy access, as well as resolutions on social and environmental issues, including climate change, corporate political spending, diversity, product safety, and human rights.

As You Sow’s in-depth research and reporting helps inform our guidelines. As You Sow, Proxy Impact and the Sustainable Investment Institute co-publish an annual Proxy Preview that provides in-depth analysis and expert insight on hundreds of social and environmental resolutions proposed every year. As You Sow also publishes an annual scorecard of The 100 Most Overpaid CEOs which offers new research on excessive executive compensation, as well as Racial Justice and DEI scorecards. Our ESG reports cover a variety of issues including net zero goals, plastics pollution, regenerative agriculture, and our Invest Your Values platform evaluates mutual funds and ETFs on seven ESG issues.

MANAGEMENT RESOLUTIONS

Annual proxy statements typically include management resolutions put forth by the company for shareholder consideration regarding elections of board members, auditors ratification, and executive compensation.

BOARD OF DIRECTORS

The board of directors hold the power to ultimately decide corporate policies. The board is charged, first and foremost, with making decisions that it believes are in the best interests of a company and its shareholders. In today’s business climate one of the best ways of safeguarding the financial health of the company is by ensuring that ESG issues are properly evaluated and incorporated into the company’s strategy. For example, climate change, and the need to rapidly transition to a low carbon economy poses a major challenge to companies. Boards are coming under increasing scrutiny for how effectively they oversee this transition.

Another challenge facing boards is how to navigate the growing debate over executive compensation. In the last 30 years, increases in executive pay have far outstripped stock performance and worker pay. The board is responsible for determining executive compensation that is fair to the CEO, employees, and shareholders.

Guiding Principles

●	The board must be independent in order to provide proper oversight of management.

●	The board should install policies that ensure long-term shareholder value, ethical behavior, good governance, and a commitment to sustainability.

●	The board and its committees should be held accountable for their actions and the actions of the CEO who reports to them.

●	The board should reflect both gender and ethnic diversity.

Specific Votes

Vote guidelines for common governance proxy items

Accountability

We oppose the election of a director when:

Independence

○	The board is not majority independent;

○	The CEO serves as the board chair.

Poor attendance

○	Board members attend less than 75% of board meetings without a valid reason for their absence.

In those cases where we disagree with management’s vote recommendation, we may also vote against the corresponding committee members responsible for the action we are opposing

For example, we withhold votes for:

Nominating committee members

○	If they nominate the CEO to serve as board chair;

○	If they nominate a slate of candidates that lacks gender or racial diversity (note that NASDAQ 5605(f) Board Diversity Rule is available in proxy statements of NASDAQ companies but not yet actionable on the As You Vote platform);

○	If they nominate a board that is not majority independent.

Compensation committee members

○	If executive compensation exceeds 75% of its peer group;

○	If there is more than a 100:1 CEO to median worker pay ratio;

○	If the company CEO has been listed among The 100 Most Overpaid CEOs and have not changed practices.

Net Zero Goals

We withhold votes for:

○	Directors that have been identified by Majority Action as having failed to set adequate net-

zero targets reducing greenhouse gas emissions in alignment with the Paris Agreement.

AUDITORS

The audit committee reviews financial statements and sets accounting standards that are designed to prevent or detect fraud, financial mismanagement, or large accounting errors. A string of high-profile accounting scandals led to an expansion of the role of the audit committee under the 2002 Sarbanes-Oxley Act.

Guiding Principles

●	Ensure auditor independence.

●	Eliminate the possibility of a conflict of interest.

Specific Votes

We oppose the ratification of the auditor in cases where:

○	Non-audit consultant fees represent more than 25% of the total fees paid to the auditor during the previous fiscal year.

EXECUTIVE COMPENSATION

The current system of executive compensation is broken. In 2020, CEO pay had increased by 1,322% since 1978, far more than the 817% stock market growth, and exponentially more than the 18% growth of a typical worker over that same time. The ratio of CEO to typical worker compensation was 351:1 in 2020, up from 307:1 in 2019, 61:1 in 1989 and 21:1 in 1965. It is hard to see how executive pay that far outpaces stock performance benefits shareholder value. Furthermore, this pay disparity contributes to the destabilizing effects of income inequality and distorts incentives, leading to a short-term focus rather than an emphasis on sustainable growth. Shareholders are allowed a non-binding vote on executive compensation resolutions (commonly referred to as say-on-pay) and can also cast binding votes on approval of equity and incentive plans.

Guiding Principles

●	Executive pay must be appropriately linked to company performance and should not be excessive.

●	Shareholders are entitled to transparency regarding compensation decision-making.

Specific Votes

Advisory Vote on Executive Compensation (Say-on-Pay)

We vote against management remuneration proposals if:

Inflated pay

○	CEO pay is greater than the 75th percentile of peers.

Pay disparity

○	A CEO to median employee ratio higher than 100:1, without persuasive explanation for why such a ratio is necessary.

Equity Plans

We oppose resolutions that:

○	The total potential dilution from all company stock plans exceeds 10% of the current outstanding stock.

CAPITAL STRUCTURE

Capital structure refers to a company’s decision to finance itself through equity and debt. Resolution votes regarding new stock offerings are common. A company may recommend increasing shares for a variety of reasons, such as the need to raise new capital, allow for stock splits or dividend payments, or to fund compensation. These votes may need a case-by-case evaluation, although some general guidelines do apply.

Guiding Principles

●	Shareholders must approve or ratify any changes in capitalization.

●	Common stock should have equal voting rights.

●	All stock must clearly specify voting, conversion, dividend distribution, and other rights.

Specific Votes

We support resolutions that ask to:

○	Adopt a one-share, one-vote policy.

We oppose resolutions that request:

○	Dual classes of common stock that have different voting rights.

SHAREHOLDER RESOLUTIONS

There are several hundred shareholder resolution filed every year. About half of these focus on governance issues such as shareholder rights, executive comapensation, and board-related issues. The other half focuses on environmental and social issues that are integrat to long-term shareholder value and society at large.

SUSTAINABLE GOVERNANCE

Shareholder sponsored governance resolutions often mirror management’s resolutions (above) on board of director elections and executive compensation, but do so through a ESG frame which has proven to help companies better identify risks and opportunities in their business model. Resolutions aim to change the power dynamics between the board, CEO, and shareholders; ensure proper oversight of the company; or to install a greater commitment to sustainable business practices.

Guiding Principles

●	Share ownership is not passive; shareholders have a right and a fiduciary responsibility to ensure that the company is being managed fairly and effectively.

●	Companies that embrace financial, social, and environmental sustainability goals are better positioned for long-term success.

●	Corporations need to be transparent when reporting on their environmental and social impacts.

●	Corporations are accountable to their shareholders, employees, communities, and stakeholders.

Specific Votes

Board of Directors

We support resolutions that ask companies to:

Board diversity

○	Adopt a policy/report on plans to increase the number of women and minorities on the board;

○	Report board diversity and skills in a matrix format (consistent with new Nasdaq policy).

Board oversight and expertise

○	Adapt a policy/report on board oversight of climate change/human rights;

○	Establish board committees on sustainability/climate/human rights;

○	Nominate climate and human rights experts to the board.

CEO

○	Separate the board chair and CEO positions;

○	Develop a CEO succession policy.

Independence

○	Require that the chair of the board be an independent director;

○	Require that the board is comprised of a majority of independent directors.

Proxy access

○	Provide shareholders with the ability to nominate board candidates.

Proxy vote

○	Review and report on ESG proxy voting policies.

Proxy voting policies

○	Report on proxy voting policy alignment with ESG policies.

Voting standards

○	Adopt a simple majority vote standard in the election of directors;

○	Declassify the board (all board members are reelected annually).

Executive Compensation

We support resolutions that ask companies to:

ESG pay links

○	Adopt a policy/report on linking executive compensation to ESG metrics;

○	Report on compensation links to risky practices;

○	Report on retirement benefits alignment with climate goals.

Pay disparity

○	Disclose and compare total executive compensation to employees’ median wage.

Recoupment (clawbacks)

○	Adopt a policy to recoup unearned executive bonuses or incentive pay when performance targets have not been met.

Retention

○	Require stock retention as a means to incentivize executives on long-term shareholder value.

Severance

○	Require a shareholder vote on golden parachutes or severance compensation.

Tax gross-ups

○	Adopt a policy against paying tax gross-ups to executives.

Shareholder Rights

We support resolutions that ask companies to:

Meetings and actions

○	Allow shareholders to call special meetings (10% threshold);

○	Allow shareholders to act by written consent.

Proxy access

○	Provide shareholders, holding 3% or more of stock for at least 3 years, with the ability to nominate board candidates.

Vote requirements

○	Adopt a simple majority vote (For vs. Against; abstentions would not be allowed to be voted by management);

○	Eliminate super-majority vote requirements;

○	Require an annual say-on-pay vote;

○	Eliminate dual class stock with unequal voting rights.

ESG Proxy Research

➢	In 2005, As You Sow launched an annual Proxy Preview (co-produced with Proxy Impact and Sustainable Investment Institute since 2011). The Proxy Preview is the most comprehensive report on ESG resolutions filed at U.S. companies. Nearly two decades of detailed research provides As You Vote with an in-depth understanding of the issues, proponents and companies connected to ESG resolutions.

ENVIRONMENTAL RESOLUTIONS

There are many critical issues raised by shareholder resolutions within the category of environment, including climate change, energy, toxic products, waste management, forestry, food safety, and industrial agriculture. Climate change has emerged as the key issue across multiple industries. Shareholders have increasingly demanded that corporations reduce greenhouse gas emissions and account for risks related to climate change.

Guiding Principles

●	Companies must prepare a climate transition plan.

●	Companies must act rapidly to reduce greenhouse gas emissions.

●	Adopting recycling strategies and reducing waste, packaging, and chemical use will allow companies to cut costs and lower environmental and community impacts.

Specific Votes

The following are As You Vote recommendations for resolutions currently filed this year. See the Proxy Preview for more information on many of these resolutions.

Climate Change

We support resolutions that ask companies to:

Greenhouse gas (GHG) emissions / Paris climate goals

○	Adopt a policy/report on net-zero GHG reduction targets;

○	Adopt a policy/report on goals to reduce Scope 3 emissions;

○	Report on methane emissions/reduction targets;

○	Report on Paris-aligned GHG reduction targets;

○	Report on stranded carbon asset risk;

○	Report on use of carbon offsets.

Climate change finance and strategy

○	Adopt a policy/report on GHG emissions financing;

○	Limit/end fossil fuel financing/underwriting;

○	Issue audited climate transition plan;

○	Report risks associated with climate driven drought and mega-droughts;

○	Report on fossil fuel stranded asset risk due to climate-related factors such as climate-related regulations and climate change driven technology and demand shifts.

Climate-related lobbying

○	Adopt a policy/report on alignment of lobbying activities with climate goals.

Environmental Management

We support resolutions that ask companies to:

Forests and water

○	Report on supply chain deforestation impacts;

○	Report on deforestation and financing;

○	Report on risks to company operations associated with climate change, such as financial risks, physical risks, and public health risks.

Waste and pollution

○	Reduce/report on chemical footprint risks;

○	Report on ‘right to repair’ policy;

○	Report on reducing packaging;

○	Report on reducing plastic pollution;

○	Review/report on mining waste.

Industrial Agriculture

We support resolutions that ask companies to:

Animal welfare

○	Adopt a policy/report on cage-free eggs;

○	Adopt a policy/report on gestation crate-free housing for pigs;

○	Report on/phase out antibiotic use in food animal supply chain;

○	Report on pesticide health risks from supply chain;

○	Report on animal welfare in supply chain.

SOCIAL RESOLUTIONS

Shareholders recognize that corporations are important agents of social change. The largest group of shareholder resolutions is questioning the appropriate political role of corporations in a democracy. Shareholders continue to be at the forefront of moving corporations to disclose their political contributions and lobbying activities.

A growing number of resolutions are focused on promoting diversity, racial justice and human rights. Shareholders are pushing for gender and racial pay equity, equal opportunity for promotion, and for more representation on corporate boards. Human rights concerns include workplace sexual harassment and discrimination, sex trafficking and child sexual exploitation online, forced labor throughout the supply chain, and pipeline construction and Indigenous Peoples rights. Investors are also questioning the impact on society and the economy as corporations continue to externalize financial risks.

The following are As You Vote recommendations for resolutions currently filed this year. See the Proxy Preview for more information on many of these resolutions.

Guiding Principles

●	Corporations have a responsibility to respect human rights throughout their operations, create safe work environments, support fair wages, and not discriminate based on gender, race, or sexual orientation.

●	Corporations should transparently report on their contributions to political activities to inform shareholders how capital is being allocated.

Specific Votes

Corporate Political Activity

We support resolutions that ask companies to:

Lobbying

○	Report on direct and indirect lobbying included payments, memberships in tax-exempt organization that write legislation, and management decision-making process;

○	Report on contributions made to trade associations and other tax-exempt entities that are used for political purposes;

○	Adopt a policy of no lobbying, campaign spending, or other election-related expenditures.

Political contributions

○	Report on political spending including policies and procedures for contributing to political campaigns as well as the recipient, amount paid, and company decision maker;

○	Adopt a policy of no lobbying, campaign spending, or other election-related expenditures.

Corporate values and public policy influence

○	Provide a congruency analysis between corporate values and political and electioneering contributions (ex. climate change, healthcare, social justice, environmental risks).

Ethical Finance

We support resolutions that ask companies to:

Taxes

○	Report on tax compliance metrics.

Fair Pay

We support resolutions that ask companies to:

Benefits

○	Adopt paid sick leave policy (expanded COVID-related benefits related);

○	Adopt a policy/report on paid family leave;

○	Report on employee stock ownership by job category.

CEO-worker pay

○	Consider CEO-worker pay disparity in CEO compensation;

○	Report on pay disparity between top senior executives and lower level employees’ median wage.

Gender and racial pay gap

○	Adopt a policy/report on policy to end gender/racial pay disparity;

○	Commission pay equity independent audit;

○	Report on gender and racial unadjusted median pay gaps.

Health

We support resolutions that ask companies to:

Childhood obesity

○	Report on fast food nutritional initiatives in the face of childhood obesity concerns.

Covid-19

○	Report on COVID drug pricing and subsidies;

○	Report on COVID vaccine technology transfer.

Drug pricing

○	Report on anti-competitive practices risk oversight.

Public health

○	Report on food sales, public health risks, economy impacts.

Reproductive health

○	Report on reproductive health rights risks.

Tobacco

○	Adopt a policy to phase out all production of health-hazardous and addictive products;

○	Report on the sale of tobacco products and impacts on external public health.

Human Rights

We support resolutions that ask companies to:

Agricultural workers

○	Join the Fair Food Program to ensure humane wages and safe conditions for agricultural workers.

Conflict zones and high-risk countries

○	Report on criteria for investment, continued operations, and withdrawal from countries with a high risk of genocide or human rights violations.

Environmental justice

○	Report on environmental and health impacts from company operations on communities of color and low- income communities.

Human rights policy/risks assessment

○	Report on human rights due diligence process to assess, identify, prevent, and mitigate actual and potential adverse human rights impacts;

○	Report on human/labor rights risks in the supply chain.

Human traficking

○	Adopt policy/report on human trafficking/ forced labor/ sexual exploitation of minors/ recruitment fees;

○	Assess the risk of child sexual exploitation across company platforms and businesses.

Indigenous peoples

○	Report on effectiveness of policies on Indigenous Peoples rights;

○	Report on financing of pipelines on Indigenous Peoples lands.

Prisons

○	Adopt policy/report on prison labor in the supply chain.

Racial justice

○	Commission racial equity independent audit;

○	Report on plans to promote racial justice;

○	Report on civil rights policy and impact.

Supply chains

○	Report on the human rights risks of company products, operations, and supply chain;

○	Extend human rights policies to franchisees, licensees, and agents that market, distribute, or sell its products.

Surveillance

○	Report on sales of facial recognition/surveillance technology.

Training

○	Conduct training of employees on its human rights policy and/or the recognition and prevention of forced labor, slavery, or human trafficking.

Water access

○	Adopt a policy on the human right to water.

Media

We support resolutions that ask companies to:

Censorship / Free speech

○	Report on governmental censorship request compliance;

○	Report on algorithm system impact on user speech.

Child safety

○	Report on impacts of end-to-end encryption on child sexual exploitation online;

○	Conduct child risk assessment.

Internet privacy and cyber-security

○	Report on privacy, data security, and civil rights risks related to use of big data.

Social media content

○	Report on problematic content management including election interference;

○	Report steps to identify and address ‘fake news’ and related hate speech that may be enabled by company operations.

Weapons

○	Report on gun sales/nuclear weapons financing.

Sustainability

We support resolutions that ask companies to:

Societal impacts

○	Adopt practices to curtail corporate activities that externalize social and environmental costs that are likely to decrease returns of diversified portfolios;

○	Report on business practices that place financial return over healthy social and environmental systems and risk returns of diversified investors.

Sustainability reporting

○	Publish an annual sustainability report on short and long-term ESG issues, or key sustainability metrics such as GHG emissions and reduction goals.

Workplace Conditions

We support resolutions that ask companies to:

Discrimination and harassment

○	Report on the use of concealment clauses, mandatory binding arbitration, and non-disclosure agreements with employees;

○	Adopt a policy for recession of concealment clauses, mandatory binding arbitration,and non-disclosure agreements with employees.

Diversity

○	Disclose equal employment opportunity (EEO-1) data regarding diversity in the workforce;

○	Report on the effectiveness of diversity, equity and inclusion programs;

○	Set goals to increase gender and racial diversity in managerial and senior levels of the company;

○	Commission gender and racial diversity independent audit.

Human capital management

○	Report on material human capital risks and opportunities;

○	Report on worker misclassification risks in supply chain.

Sexual orientation discrimination

○	Adopt a nondiscrimination policy for gender identity and sexual orientation;

○	Commission LGBTQIA independent audit.

Workplace safety

○	Commission worker health and safety audit;

○	Report on accidents with replacement workers.

ANTI-ESG RESOLUTIONS

The following resolutions are filed by organizations or individuals who oppose ESG policies and practices. For example, anti-ESG resolutions raise doubts about the validity of climate change and the need to prepare for it, and that diversity efforts are themselves racist against white people. These resolutions often mimic the resolved clause of ESG resolutions, but actually have a completely different intent.

Specific Votes

We oppose resolutions that ask companies to:

Climate change denial

○	Disclose risks posed by government policies relating to climate change and/or renewable energy.

Contributions and public policy

○	Report on public policy/charitable giving. (anti-DEI efforts)

Diversity

○	Report on risks of racial justice audits. (anti-DEI efforts).

NOTES ON RULES BASED GUIDELINES

Proxy Based Rules

Rules-based automated voting follows the simple premise that we can set standard recommendations in response to standard proxy items. Rules apply to information reported on a company’s proxy. For example, As You Vote recommends a vote against the CEO if they also serve as board chair. That information is easily identifiable in the proxy and a rule can be set for it. But some exceptions apply.

Case-By-Case Recommendations

Proxy items on issues such as mergers, acquisitions and contested elections (where the proxy contains ballots both from management and dissident shareholders) are beyond the scope of standardized rules. Consequently, recommendations will be listed as case-by-case and left to the subscriber to vote. Similarly, there are rare occurrences of items (generally on international proxies) that are written in a way that are not identifiable under our rules. These too would be listed as case-by-case votes.

Rule Development and Special Rules

As You Vote is working closely with Broadridge to utilize more proxy information and develop additional rules. We also incorporate selected outside research that enhances our ESG vote guidelines. For example, we apply an additional level of scrutiny on director votes for about two dozen companies that are major contributors to climate change. These companies, as identified by Majority Action, encompass industry leaders from the electrical utility, oil and gas, bank and insurance, and forestry sectors.

LEGAL DISCLAIMER

The information provided in these Guidelines is provided “AS IS” without warranty of any kind. As You Sow and Proxy Impact make no representations and provides no warranties regarding any information or opinions provided herein, including, but not limited to, the advisability of investing in any particular company or investment fund or other vehicle. While we have obtained information believed to be objectively reliable, neither As You Sow, Proxy Impact nor any of its employees, officers, directors, trustees, or agents, shall be responsible or liable, directly or indirectly, for any damage or loss caused or alleged to be caused by or in connection with use of or reliance on any information contained herein, including, but not limited to, lost profits or punitive or consequential damages. Past performance is not indicative of future returns.

As You Sow and Proxy Impact do not provide investment, financial planning, legal, or tax advice. We are neither licensed nor qualified to provide any such advice. The content of our programming, publications, and presentations is provided free of charge to the public for informational and educational purposes only, and is neither appropriate nor intended to be used for the purposes of making any decisions on investing, purchases, sales, trades, or any other investment transactions.

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